UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 22, 2003

Navigant Consulting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28830 Commission File Number	36-4094854 (IRS Employer Identification No.)

615 North Wabash, Chicago, IL 60611

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code (312) 573-5600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 99.1: Press Release dated April 22, 2003.

Item 9.    Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Item 9 is being furnished under Item 12 of Form 8-K. On April 22, 2003, Navigant Consulting announced its first quarter 2003 results of operations. The Company’s press release dated April 22, 2003 announcing the results for first quarter 2003 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.
Date: April 22, 2003
By: /s/ BEN W. PERKS
	Name:	Ben W. Perks
	Title:	Executive Vice President and
Chief Financial Officer

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